Legg Mason Partners Lifestyle Series, Inc. (the “Company”)

Income Fund

Supplement dated December 29, 2006

to the Company’s Prospectus dated May 31, 2006

This Supplement supplements the above-referenced Prospectus only with respect to Income Fund. The above-referenced Prospectus is not a prospectus for, and should not be considered an offering of, any fund other than Income Fund. The Company’s other funds are offered pursuant to separate prospectuses.

The following disclosure is added under “Investments, risk and performance—About the funds”:

The investment objectives and certain investment strategies of the underlying funds are described under “More on the funds’ investments.”

Each fund seeks to maintain a neutral mix or Target Allocation (i.e., its percentage allocation between underlying equity oriented funds and fixed-income oriented funds). A fund may make tactical changes in its equity funds-fixed-income funds allocation within a specified range (the Target Range) around that neutral mix, based on the manager’s opinion about the outlook for the asset classes and market and economic trends.

A fund’s Target Allocation and Target Range are measures of the percentage of the fund’s assets invested in underlying funds across two asset classes, not the percentage of equity securities or fixed-income securities invested in indirectly by the fund. The underlying funds generally invest principally in either equity or fixed income securities, but their percentage investments in these securities may vary from time to time, subject to any applicable requirements. Thus, the percentage of fixed income or equity securities held by a fund indirectly, through its investment in underlying funds, may vary substantially from its Target Allocation or Target Range. Investors should take this into account when determining whether a fund is an appropriate investment for them.

The following disclosure is added at the end of “Investments, risk and performance”:

Recent developments

The Board of Directors of Lifestyle Series has approved certain changes in the underlying funds in which each fund invests. These changes are reflected below and are being implemented by the portfolio manager gradually as conditions warrant.

The following replaces the language under “Income Fund-Underlying Funds and Target Percentage of Fund”:

Underlying Funds—Allocation and Range

Legg Mason Partners Appreciation Fund, Inc.	5%	0-10%
Legg Mason Partners Capital and Income Fund	5%	0-10%
Western Asset Core Plus Bond Portfolio	60%	55-65%
Western Asset High Yield Portfolio	15%	10-20%
Legg Mason Partners Diversified Strategic Income Fund	15%	10-20%

In addition, the manager may in the future, but currently does not intend to, invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Target Range
Legg Mason Partners Fundamental Value Fund, Inc.	0-10%
Legg Mason Partners Large Cap Growth Fund	0-10%
Legg Mason Partners Aggressive Growth Fund Inc.	0-10%
Legg Mason Partners Investors Value Fund, Inc.	0-10%
Legg Mason Partners Capital Fund, Inc.	0-10%
Legg Mason Value Trust, Inc.	0-10%
Legg Mason American Leading Companies Trust	0-10%
Legg Mason Opportunity Trust	0-10%
Legg Mason Growth Trust, Inc.	0-10%
Legg Mason Special Investment Trust, Inc.	0-10%
Legg Mason Partners Mid Cap Core Fund	0-10%

The following replaces the disclosure under “Fee Table”:

The table sets forth the fees and expenses you may pay if you invest in shares of the fund. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Based on the weighted average expense ratios of underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total gross expense ratios are expected to be 0.53% higher as follows: Class A 1.31%, Class B 1.88%, Class C 1.95% and Class I 1.06%.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C		Class I(1)(6)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None		None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None (2)	4.50%	1.00	%(3)	None
Annual fund operating expenses (expenses deducted from fund assets)
Management fee	0.20%	0.20%	0.20%		0.20%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%		None
Other expenses(4)	0.33%	0.40%	0.52%		0.33%
Total annual fund operating expenses(5)	0.78%	1.35%	1.42%		0.53%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge was waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.
(5)	Management has agreed to voluntarily waive a portion of management fees and/or to reimburse certain expenses. The manager may change or eliminate these waivers or reimbursements at any time:

	Class A	Class B	Class C	Class I(6)
Expenses After Waivers, Reimbursements or Credits
Management fee	0.20%	0.20%	0.20%	0.20%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.00%
Other expenses	0.33%	0.40%	0.52%	0.33%
Expense reimbursements	0.00%	(0.05)%	(0.17)%	0.00%
Net annual fund operating expenses(7)	0.78%	1.30%	1.25%	0.53%
(6)	For Class Y (now Class I) shares, “Other Expenses” have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the fiscal year ended January 31, 2006.

(7)	Fee table expenses would be higher if the expense ratios of the underlying funds were included. Based on the weighted average expense ratios of the underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the total net shareholder expenses are expected to be 0.53% higher as follows: Class A 1.31%, Class B 1.83%, Class C 1.78% and Class I 1.06%.

The following disclosure is added under “Income Fund-Principal risks of investing in the fund”:

•	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income funds. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities or fixed-income securities may vary substantially from its Target Allocation or Target Range.

•	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying portfolio takes a temporary defensive position, it (and the fund) may be unable to achieve their investment objectives.

•	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses.

•	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify the fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

The disclosure under “More on the funds’ investments” is replaced by the following:

Underlying funds

The following is a description of the investment objectives and principal investments of the underlying funds in which the funds may invest. Each of the underlying funds is managed by the funds’ investment manager or an affiliate of the funds’ investment manager. The investment manager for the Legg Mason Partners Funds is Legg Mason Partners Fund Advisor, LLC. The investment manager for each of the Legg Mason and Western Asset Funds is Legg Mason Fund Adviser, Inc. The investment manager for each of the Royce Funds is Royce & Associates, LLC.

The underlying funds that invest primarily in equity securities are:

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason American Leading Companies Trust	0.80%	seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor’s 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by S&P or Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Growth Trust, Inc.	0.83%	seeks maximum long-term capital appreciation with minimum long-term risk to principal. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The fund may invest up to 25% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs or Global Depositary Receipts (“GDRs”). The fund may invest in convertible securities and, for temporary defensive purposes, up to 100% of its assets in high quality short-term debt obligations rated investment grade by Moody’s, S&P and other nationally recognized or foreign statistical rating organizations. If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it.

Legg Mason Opportunity Trust	1.04%	seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Aggressive Growth Fund, Inc.	0.70%	seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments

Legg Mason Partners Appreciation Fund, Inc.	0.57%	seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Capital Fund, Inc.	0.66%	seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 20% of its assets in securities of foreign issuers, either directly or through investing in depositary receipts. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the portfolio managers. The fund also may invest up to 10% of its assets in distressed debt securities, defined as debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Capital and Income Fund	0.78%	seeks total return (that is, a combination of income and long-term capital appreciation). The fund invests in equity and fixed income securities of both U.S. and foreign issuers. The fund seeks to generate income and appreciation by allocating fund assets to income and non-income producing equity and equity related securities, including common stocks, real estate investment trusts and convertible securities. To generate income and enhance exposure to the equity markets, the fund will purchase investment grade and high yield (i.e., securities rated below investment grade by Moody’s or S&P or another nationally recognized statistical rating organization) fixed income securities or unrated securities of equivalent quality along with options on securities indices. Securities rated below investment grade are commonly referred to as “junk bonds.” Fixed income securities may be of any maturity. By investing in a combination of equity and fixed income securities, the fund seeks to produce a pattern of total return that moves with the S&P 500 Index, while generating high income. The fund also may use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of its securities.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Diversified Strategic Income Fund	0.67%	seeks high current income. The fund invests generally in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment: U.S. government obligations, investment and non-investment grade U.S. and foreign corporate debt, mortgage- and asset-backed securities, and investment and non-investment grade sovereign debt including, without limit, issuers in emerging markets. The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund’s portfolio is normally expected to be between three and seven years. Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined by the fund’s subadviser to be of comparable quality. Securities rated below investment grade are commonly referred to as “junk bonds.” The fund may invest up to 20% of its total assets in emerging markets debt rated below investment grade. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Fundamental Value Fund, Inc.	0.70%	seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of the value of its assets in the securities of foreign issuers. The fund may invest in investment grade bonds, rated at the time of purchase in the four highest ratings categories by a nationally recognized statistical rating organization, such as those rated Aaa, Aa, A and Baa by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA, A and B by Standard & Poors (“S&P”). The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Investors Value Fund, Inc.	0.54%	seeks long-term growth of capital. Current income is a secondary objective. The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund may invest in debt securities. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization) but the fund is not limited by market capitalization. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund may invest in various types of fixed income securities, including from time to time up to 5% of its net assets in non-convertible high yield securities rated below investment grade by S&P and Moody’s or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed-income securities in which the fund may invest may be distressed debt securities. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Large Cap Growth Fund	0.72%	seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management of the fund intends to limit the fund’s investments in these types of securities to 10% of the fund’s assets. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Mid Cap Core Fund	0.76%	seeks long-term growth of capital. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equities, or other investments with similar economic characteristics, of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. The fund may invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities. While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Special Investment Trust, Inc.	0.72%	seeks capital appreciation. The fund invests primarily in equity securities, and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index, or in “special situations,” at the time of purchase. The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The manager currently anticipates that the fund will invest no more than 25% of its total assets in foreign securities. The fund also may invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below BBB/Baa by S&P or Moody’s, commonly known as “junk bonds”. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Value Trust, Inc.	0.69%	seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund will invest no more than 25% of its total assets in foreign securities. The fund also may invest in debt securities. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds”. The fund also may invest in derivatives.

The underlying funds that invest primarily in fixed income securities are:

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Western Asset Core Plus Bond Portfolio	0.45%	seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve its objective, the portfolio may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-US issuers and up to 20% of total assets in non-USD denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more nationally recognized statistical rating organizations or unrated securities of comparable quality). The fund also may invest in derivatives.

Western Asset High Yield Portfolio	0.62%	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the portfolio will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset to be of comparable quality). These securities are commonly known as “junk bonds” or “high yield securities”. The fund may invest up to 20% of its total assets in non-USD denominated non-U.S. securities. The fund also may invest in derivatives.

*	As of most recently completed fiscal year-end as stated in each underlying fund’s prospectus.

The following disclosure is added under “Investment strategies and related risks”:

Fund rebalancings

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to rebalancings of a fund’s investments. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

For example, rebalancings may increase brokerage and/or transaction costs of the underlying funds. In addition, when a fund owns a substantial portion of an underlying fund, a large redemption by the fund could cause that underlying fund’s expenses to increase and could result in the underlying fund becoming too small to be economically viable.

The impact of rebalancings is likely to be greater when a fund owns, redeems or invests in a substantial portion of an underlying fund. The effects of rebalancings could affect the underlying funds, which would affect their performance and, therefore, the performance of a fund.

Each fund and the underlying funds are managed by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and/or an investment advisory affiliate of LMPFA. The manager of an underlying fund may take such actions as it deems appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying fund. LMPFA and/or its advisory affiliates will seek to cooperate with the manager of an underlying fund in his or her efforts to minimize any such adverse impact on the underlying fund. Such actions may cause delay in the rebalancing of a fund’s investments in the event of significant market or other events that may require more rapid action.

The following disclosure is added under “Investment strategies and related risks”:

The funds’ investment objectives and principal investment strategies are described in the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that my be used by the funds.

The following replaces the first sentence under “Investment strategies and related risks—High Yield Securities”:

Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Value Trust, Inc., Legg Mason Partners Capital and Income Fund and Legg Mason Special Investment Trust, Inc. may invest a portion of their assets in high yield securities (“junk bonds”).

The following replaces the first sentence under “Investment strategies and related risks—Foreign Securities”:

All of the underlying funds may invest a portion of their assets outside the U.S.

The following replaces the first sentence under “Investment strategies and related risks—Small Capitalization Issuers”:

Legg Mason Partners Fundamental Value Fund, Inc. and Legg Mason Partners Aggressive Growth Fund focus on small capitalization companies.

The following replaces the first sentence under “Investment strategies and related risks—High Yield Securities”:

All of the underlying funds, except for Legg Mason Opportunity Trust and Legg Mason Growth Trust, Inc. may, but need not, use derivative contracts such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For some underlying funds, to increase the fund’s total return

Please retain this supplement and keep it with your prospectus for future reference.

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